The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Transamerica Investors, Inc.

on behalf of Transamerica Premier Funds

Class A Shares

Transamerica Premier Focus Fund

Transamerica Premier Equity Fund

Transamerica Premier Index Fund

Transamerica Premier Growth Opportunities Fund

Transamerica Premier Core Equity Fund

Transamerica Premier Balanced Fund

Transamerica Premier Bond Fund

Transamerica Premier Cash Fund

Supplement Dated July 1, 2004 to the Statement of Additional Information dated May 1, 2004

THIS SUPPLEMENT AND THE STATEMENT OF ADDITIONAL INFORMATION CONSTITUTE A CURRENT STATEMENT OF ADDITIONAL INFORMATION.

TO REQUEST A COPY OF THE STATEMENT OF ADDITONAL INFORMATION,

PLEASE CALL 1-800-892-7587.

The following information replaces the information under “Broker-Dealer Reallowances” on page 37-38 of the Statement of Additional Information:

AFSG Securities Corporation (“AFSG” or “Distributor”) receives all sales charges and pays appropriate amounts to qualifying broker-dealers to compensate them for services provided in connection with sales of Shares.

Commissions paid to broker-dealers on sales of Shares are as follows:

	Amount of Investment
Broker-Dealer Commission by Fund	Under $50,000	$50,000 to $99,999	$100,000 to $249,000	$250,000 to $499,999	$500,000 to $999,999

Premier Aggressive Growth	4.75%	4.00%	2.75%	2.25%	1.75%
Premier Growth Opportunities	4.75%	4.00%	2.75%	2.25%	1.75%
Premier Equity	4.75%	4.00%	2.75%	2.25%	1.75%
Premier Value	4.75%	4.00%	2.75%	2.25%	1.75%
Premier Index	4.75%	4.00%	2.75%	2.25%	1.75%
Premier Balanced	4.75%	4.00%	2.75%	2.25%	1.75%
Premier Bond	4.00%	3.25%	2.75%	1.75%	1.00%
Premier Cash Reserve	None	None	None	None	None

Qualified investors, including qualified retirement plans, initially investing more than $1 million in the Funds receive Shares at net asset value. AFSG pays commissions on sales at net asset value at the rate of 1.00% of the first million, plus 0.50% of $5 million up to $50 million, plus 0.25% over $50 million on all Funds except the Premier Cash Reserve Fund and the Premier Bond Fund. For the Premier Bond Fund, the commission rate is 0.50% up to $5 million, plus 0.25% over $5 million.